UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value

Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2013

Date of reporting period: 03/31/2013

Item 1 – Report to Stockholders

MARCH 31, 2013

ANNUAL REPORT

BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

1	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	2

Fund Summary as of March 31, 2013

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

  How did the Fund perform?

—	For the 12-month period ended March 31, 2013, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), underperformed its benchmark, the S&P SmallCap 600® Value Index.

  What factors influenced performance?

—

Relative to the benchmark index, the Master LLC’s underweight in consumer discretionary detracted from performance, as did stock selection within the sector, most notably within specialty retailers. Stock selection and an overweight in energy also had a negative impact, attributable mostly to the Master LLC’s preference for exploration and production companies and the absence of some of the stronger-performing service names. In the industrials sector, stock selection and an underweight in construction and engineering companies hurt relative performance, as did the absence of building products names. Stock selection and an overweight in the aerospace & defense and road & rail industries also detracted. In addition, stock selection and an underweight in commercial services hindered results for the period.

—	Contributing positively to performance were the Master LLC’s overweight and stock selection in the health care sector, especially within the health care providers & services and biotechnology industries. Selection of stocks was also favorable in the information technology (“IT”) sector, most notably in the semiconductor and IT services industries. An underweight to electronic equipment, instruments & components proved beneficial as well.

  Describe recent portfolio activity.

—

During the 12-month period, the Master LLC reduced its holdings within the IT sector, particularly among IT services, computers and semiconductors. The Master LLC also reduced exposure to the industrials sector, exiting several positions in the machinery industry. Conversely, the Master LLC added to positions in the utilities and energy sectors.

  Describe portfolio positioning at period end.

—

At the end of the period, the Master LLC’s most significant sector positions relative to the S&P SmallCap 600® Value Index included overweights in energy and health care, and underweights in industrials, utilities, materials, consumer staples and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]     The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stock, of relatively small companies that the Master LLC’s management believes have special investment value, and emerging-growth companies regardless of size.

[3]     This unmanaged index measures performance of the small-capitalization value sector of the US equity market.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	13.99%	13.57%	N/A	6.52%	N/A	9.80%	N/A
Investor A	13.77	13.28	7.34%	6.23	5.09%	9.51	8.92%
Investor B	13.21	12.17	7.67	5.20	4.87	8.78	8.78
Investor C	13.33	12.24	11.24	5.20	5.20	8.54	8.54
Class R	13.62	12.92	N/A	5.84	N/A	9.17	N/A

S&P SmallCap 600® Value Index.	15.25	16.98	N/A	8.50	N/A	11.96	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio

Institutional	$1,000.00	$1,139.90	$ 4.75	$1,000.00	$1,020.49	$ 4.48	0.89%
Investor A	$1,000.00	$1,137.70	$ 6.61	$1,000.00	$1,018.75	$ 6.24	1.24%
Investor B	$1,000.00	$1,132.10	$11.80	$1,000.00	$1,013.86	$11.15	2.22%
Investor C	$1,000.00	$1,133.30	$11.12	$1,000.00	$1,014.51	$10.50	2.09%
Class R	$1,000.00	$1,136.20	$ 8.15	$1,000.00	$1,017.30	$ 7.70	1.53%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	4

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Master LLC’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master LLC’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master LLC to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master LLC can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master LLC to hold an investment that it might otherwise sell. The Master LLC’s investments in these instruments are discussed in detail in the Master LLC’s Notes to Financial Statements.

5	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2013

Assets

Investments at value — Master LLC (cost — $734,967,444)	$925,320,458
Withdrawals receivable from the Master LLC	2,406,548
Capital shares sold receivable	665,298
Prepaid expenses	46,189

Total assets	928,438,493

Liabilities

Capital shares redeemed payable	3,071,846
Transfer agent fees payable	433,277
Service and distribution fees payable	267,522
Administration fees payable	195,636
Other affiliates payable	5,148
Officer’s fees payable	338
Other accrued expenses payable	65,831

Total liabilities	4,039,598

Net Assets

Net Assets	$924,398,895

Net Assets Consist of

Paid-in capital	$1,104,816,658
Accumulated net investment loss	(2,404,926)
Accumulated net realized loss allocated from the Master LLC	(368,365,851)
Net unrealized appreciation/depreciation allocated from the Master LLC	190,353,014

Net Assets	$924,398,895

Net Asset Value

Institutional — Based on net assets of $280,316,310 and 11,470,272 shares outstanding, 100 million shares authorized, $0.10 par value	$24.44

Investor A — Based on net assets of $416,998,058 and 17,462,517 shares outstanding, 100 million shares authorized, $0.10 par value	$23.88

Investor B — Based on net assets of $22,578,711 and 1,150,076 shares outstanding, 100 million shares authorized, $0.10 par value	$19.63

Investor C — Based on net assets of $176,628,670 and 9,440,371 shares outstanding, 100 million shares authorized, $0.10 par value	$18.71

Class R — Based on net assets of $27,877,146 and 1,392,128 shares outstanding, 100 million shares authorized, $0.10 par value	$20.02

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	6

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2013

Investment Income

Net investment income allocated from the Master LLC:
Dividends – unaffiliated	$10,707,433
Foreign taxes withheld	(12,713)
Securities lending – affiliated – net	810,215
Dividends – affiliated	31,844
Expenses	(4,672,274)
Fees waived	16,350

Total income	6,880,855

Fund Expenses

Administration	2,127,686
Service - Investor A	947,885
Service and distribution – Investor B	341,729
Service and distribution – Investor C	1,694,830
Service and distribution – Class R	134,643
Transfer agent – Institutional	423,238
Transfer agent – Investor A	741,789
Transfer agent – Investor B	145,507
Transfer agent – Investor C	594,481
Transfer agent – Class R	72,651
Registration	61,918
Professional	52,277
Printing	30,893
Officer	656
Miscellaneous	20,053

Total expenses excluding federal income tax	7,390,236
Federal income tax	300

Total expenses	7,390,536

Net investment loss	(509,681)

Realized and Unrealized Gain Allocated from the Master LLC

Net realized gain from investments and foreign currency transactions	99,745,869
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,796,754

Total realized and unrealized gain	105,542,623

Net Increase in Net Assets Resulting from Operations	$105,032,942

See Notes to Financial Statements.

7	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations

Net investment loss	$(509,681)	$(2,929,737)
Net realized gain	99,745,869	138,398,237
Net change in unrealized appreciation/depreciation	5,796,754	(147,360,026)

Net increase (decrease) in net assets resulting from operations	105,032,942	(11,891,526)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(102,504,930)	(293,751,362)

Net Assets

Total increase (decrease) in net assets	2,528,012	(305,642,888)
Beginning of year	921,870,883	1,227,513,771

End of year	$924,398,895	$921,870,883

Accumulated net investment loss	$(2,404,926)	$(2,009,334)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	8

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional								Investor A

	Year Ended March 31,								Year Ended March 31,

	2013		2012		2011	2010		2009	2013		2012	2011		2010		2009

Per Share Operating Performance

Net asset value, beginning of year	$21.52		$21.36		$16.70	$10.01		$18.24	$21.08		$20.99	$16.41		$9.85		$17.98

Net investment income (loss)[1]	0.08		0.04		0.05	0.09		0.11	0.02		(0.03)	0.00	[2]	0.04		0.06
Net realized and unrealized gain (loss)	2.84		0.12		4.65 [3]	6.65	[3]	(8.03)[3]	2.78		0.12	4.58	[3]	6.54	[3]	(7.88)[3]

Net increase (decrease) from investment operations	2.92		0.16		4.70	6.74		(7.92)	2.80		0.09	4.58		6.58		(7.82)

Dividends and distributions from:[4]
Net investment income	–		–		(0.04)	(0.05)		–	–		–	(0.00)[5]		(0.02)		–
Net realized gain	–		–		–	–		(0.31)	–		–	–		–		(0.31)

Total dividends and distributions	–		–		(0.04)	(0.05)		(0.31)	–		–	(0.00)[5]		(0.02)		(0.31)

Net asset value, end of year	$24.44		$21.52		$21.36	$16.70		$10.01	$23.88		$21.08	$20.99		$16.41		$9.85

Total Investment Return[6]

Based on net asset value	13.57%		0.75%		28.24%	67.43%	[7]	(44.18)%	13.28%		0.43%	27.92%		66.80%	[8]	(44.27)%

Ratios to Average Net Assets[9]

Total expenses	0.99%	[10]	1.00%	[10]	1.01%	1.07%		1.09%	1.26%	[10]	1.30% [10]	1.29%		1.35%		1.34%

Net investment income (loss)	0.37%	[10]	0.19%	[10]	0.30%	0.63%		0.68%	0.09%	[10]	(0.14)%[10]	0.02%		0.33%		0.39%

Supplemental Data

Net assets, end of year (000)	$280,316		$249,012		$418,333	$288,028		$206,966	$416,998		$397,591	$445,797		$403,008		$264,870

Portfolio turnover of the Master LLC	51%		45%		52%	79%		147%	51%		45%	52%		79%		147%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Amount is greater than $(0.005) per share.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 67.13%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.49%.

[9]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

9	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B						Investor C

	Year Ended March 31,						Year Ended March 31,

	2013	2012	2011	2010		2009	2013	2012	2011	2010		2009

Per Share Operating Performance

Net asset value, beginning of year	$17.50	$17.61	$13.89	$8.41		$15.54	$16.67	$16.76	$13.23	$8.01		$14.83

Net investment loss[1]	(0.15)	(0.18)	(0.13)	(0.07)		(0.06)	(0.13)	(0.17)	(0.13)	(0.08)		(0.07)
Net realized and unrealized gain (loss)	2.28	0.07	3.85 [2]	5.55	[2]	(6.76)[2]	2.17	0.08	3.66 [2]	5.30	[2]	(6.44)[2]

Net increase (decrease) from investment operations	2.13	(0.11)	3.72	5.48		(6.82)	2.04	(0.09)	3.53	5.22		(6.51)

Distributions from net realized gain[3]	–	–	–	–		(0.31)	–	–	–	–		(0.31)

Net asset value, end of year	$19.63	$17.50	$17.61	$13.89		$8.41	$18.71	$16.67	$16.76	$13.23		$8.01

Total Investment Return[4]

Based on net asset value	12.17%	(0.62)%	26.78%	65.16%	[5]	(44.79)%	12.24%	(0.54)%	26.68%	65.17%	[5]	(44.85)%

Ratios to Average Net Assets[6]

Total expenses	2.24% [7]	2.30% [7]	2.25%	2.34%		2.25%	2.17% [7]	2.25% [7]	2.26%	2.40%		2.34%

Net investment loss	(0.90)%[7]	(1.14)%[7]	(0.93)%	(0.64)%		(0.46)%	(0.82)%[7]	(1.09)%[7]	(0.94)%	(0.71)%		(0.58)%

Supplemental Data

Net assets, end of year (000)	$22,579	$54,590	$88,310	$109,461		$110,538	$176,629	$190,059	$232,996	$215,916		$155,267

Portfolio turnover of the Master LLC	51%	45%	52%	79%		147%	51%	45%	52%	79%		147%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	10

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Year Ended March 31,

	2013	2012	2011	2010		2009

Per Share Operating Performance

Net asset value, beginning of year	$17.73	$17.72	$13.90	$8.36		$15.38

Net investment loss[1]	(0.04)	(0.08)	(0.05)	(0.01)		(0.00)[2]
Net realized and unrealized gain (loss)	2.33	0.09	3.87 [3]	5.55	[3]	(6.71)[3]

Net increase (decrease) from investment operations	2.29	0.01	3.82	5.54		(6.71)

Distribution from net realized gain[4]	–	–	–	–		(0.31)

Net asset value, end of year	$20.02	$17.73	$17.72	$13.90		$8.36

Total Investment Return[5]

Based on net asset value	12.92%	0.06%	27.48%	66.27%	[6]	(44.54)%

Ratios to Average Net Assets[7]

Total expenses	1.59% [8]	1.65% [8]	1.65%	1.75%		1.76%

Net investment loss	(0.23)%[8]	(0.50)%[8]	(0.33)%	(0.05)%		(0.02)%

Supplemental Data

Net assets, end of year (000)	$27,877	$30,620	$42,078	$39,126		$31,767

Portfolio turnover of the Master LLC	51%	45%	52%	79%		147%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.03%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

11	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2013 was 99.5%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the

Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	12

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Institutional	$90,444
Investor A	$57

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2013, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$4,134

Investor A	$3,864
Investor B	$395
Investor C	$2,707
Class R	$444

For the year ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,153.

For the year ended March 31, 2013, affiliates received CDSCs as follows:

Investor A	$37
Investor B	$1,532
Investor C	$2,614

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2013 attributable to foreign currency transactions and income recognized from pass-through entities were reclassified to the following accounts:

Accumulated net investment loss	$114,089
Accumulated net realized loss allocated from Master LLC	$(114,089)

As of March 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(361,292,444)
Net unrealized gains*	183,156,160
Qualified late-year losses**	(2,281,479)

Total	$(180,417,763)

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and income recognized from pass-through entities.
**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending March 31, 2014.

As of March 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $361,292,444, all of which is due to expire March 31, 2018.

During the year ended March 31, 2013, the Fund utilized $93,798,656 of its capital loss carryforward.

13	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012

	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,507,584	$54,317,091	2,841,087	$57,039,677
Shares redeemed	(2,610,574)	(56,495,928)	(10,849,660)	(223,552,762)

Net decrease	(102,990)	$(2,178,837)	(8,008,573)	$(166,513,085)

Investor A

Shares sold and automatic conversion of shares	3,284,112	$68,463,333	3,486,773	$66,350,628
Shares redeemed	(4,683,710)	(97,764,309)	(5,860,845)	(113,839,538)

Net decrease	(1,399,598)	$(29,300,976)	(2,374,072)	$(47,488,910)

Investor B

Shares sold	250,790	$4,264,854	579,222	$9,371,713
Shares redeemed and automatic conversion of shares	(2,219,907)	(37,648,678)	(2,475,819)	(40,119,371)

Net decrease	(1,969,117)	$(33,383,824)	(1,896,597)	$(30,747,658)

Investor C

Shares sold	1,037,433	$17,067,760	1,480,057	$22,919,456
Shares redeemed	(3,000,783)	(48,906,953)	(3,980,857)	(61,111,596)

Net decrease	(1,963,350)	$(31,839,193)	(2,500,800)	$(38,192,140)

Class R

Shares sold	451,873	$7,876,850	593,645	$9,807,192
Shares redeemed	(786,444)	(13,678,950)	(1,241,126)	(20,616,761)

Net decrease	(334,571)	$(5,802,100)	(647,481)	$(10,809,569)

Total Net Decrease	(5,769,626)	$(102,504,930)	(15,427,523)	$(293,751,362)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	14

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2013, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2013

15	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Master LLC Portfolio Information	Master Value Opportunities LLC

As of March 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments
Tenet Healthcare Corp.	2%
NorthWestern Corp.	2
SM Energy Co.	1
Wright Medical Group, Inc.	1
Rouse Properties, Inc.	1
Owens & Minor, Inc.	1
NuVasive, Inc.	1
Oasis Petroleum, Inc.	1
Affymetrix, Inc.	1
National Financial Partners Corp.	1

Sector Allocation	Percent of Long-Term Investments
Financials	24%
Industrials	15
Health Care	14
Information Technology	13
Consumer Discretionary	12
Energy	10
Materials	6
Utilities	5
Consumer Staples	1

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	16

Schedule of Investments March 31, 2013	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 5.5%
Curtiss-Wright Corp.	137,000	$4,753,900
Esterline Technologies Corp. (a)	127,200	9,629,040
The KEYW Holding Corp. (a)(b)	505,300	8,150,489
Moog, Inc., Class A (a)	225,200	10,320,916
Orbital Sciences Corp. (a)(b)	522,100	8,713,849
Spirit AeroSystems Holdings, Inc., Class A (a)	492,800	9,358,272

		50,926,466

Automobiles – 0.5%
Thor Industries, Inc.	133,398	4,907,712

Beverages – 0.8%
Cott Corp.	706,200	7,146,744

Biotechnology – 0.8%
Arqule, Inc. (a)	203,200	526,288
Cell Therapeutics, Inc. (a)	552,200	635,030
Geron Corp. (a)	1,223,026	1,308,638
MannKind Corp. (a)(b)	940,139	3,187,071
XOMA Corp. (a)	534,800	1,866,452

		7,523,479

Capital Markets – 1.3%
Investment Technology Group, Inc. (a)	473,900	5,231,856
Stifel Financial Corp. (a)(b)	206,300	7,152,421

		12,384,277

Chemicals – 2.9%
Axiall Corp.	103,200	6,414,912
Huntsman Corp.	298,000	5,539,820
OM Group, Inc. (a)	288,700	6,778,676
Rockwood Holdings, Inc.	121,355	7,941,471

		26,674,879

Commercial Banks – 10.1%
Banner Corp.	150,099	4,777,651
BBCN Bancorp, Inc.	421,500	5,504,790
Boston Private Financial Holdings, Inc.	428,976	4,238,283
Cathay General Bancorp	275,600	5,545,072
First Horizon National Corp.	312,600	3,338,568
Glacier Bancorp, Inc.	572,900	10,873,642
Independent Bank Corp. (b)	173,700	5,660,883
National Penn Bancshares, Inc.	736,700	7,875,323
Old National Bancorp	635,900	8,743,625
Pinnacle Financial Partners, Inc. (a)(b)	282,900	6,608,544
PrivateBancorp, Inc.	403,100	7,622,621
Susquehanna Bancshares, Inc.	900,500	11,193,215
Western Alliance Bancorp (a)(b)	552,900	7,652,136
Wintrust Financial Corp.	120,600	4,467,024

		94,101,377

Commercial Services & Supplies – 0.8%
ACCO Brands Corp. (a)	729,800	4,875,064
EnerNOC, Inc. (a)	166,069	2,884,619

		7,759,683

Communications Equipment – 2.3%
Arris Group, Inc. (a)	436,800	7,499,856
Harmonic, Inc. (a)	1,018,500	5,897,115
Polycom, Inc. (a)	381,800	4,230,344

Common Stocks	Shares	Value

Communications Equipment (concluded)
Procera Networks, Inc. (a)(b)	325,800	$3,873,762

		21,501,077

Computers & Peripherals – 0.5%
NCR Corp. (a)	157,843	4,350,153

Construction & Engineering – 0.9%
KBR, Inc.	254,600	8,167,568

Consumer Finance – 0.2%
Ezcorp, Inc., Class A (a)	89,400	1,904,220

Containers & Packaging – 0.9%
Rock-Tenn Co., Class A	92,080	8,544,103

Diversified Financial Services – 0.4%
Artisan Partners Asset Management, Inc. (a)	103,800	4,094,910

Electric Utilities – 1.7%
ALLETE, Inc.	228,200	11,186,364
Hawaiian Electric Industries, Inc. (b)	180,000	4,987,800

		16,174,164

Electronic Equipment, Instruments & Components – 4.2%
Anixter International, Inc.	140,700	9,837,744
Ingram Micro, Inc., Class A (a)	342,400	6,738,432
OSI Systems, Inc. (a)(b)	109,600	6,826,984
Plexus Corp. (a)	138,800	3,374,228
Rofin-Sinar Technologies, Inc. (a)(b)	276,600	7,493,094
ScanSource, Inc. (a)	183,100	5,167,082

		39,437,564

Energy Equipment & Services – 3.1%
McDermott International, Inc. (a)(b)	408,400	4,488,316
Oil States International, Inc. (a)	87,900	7,170,003
Pioneer Energy Services Corp. (a)	914,096	7,541,292
Superior Energy Services, Inc. (a)	137,000	3,557,890
TETRA Technologies, Inc. (a)	555,800	5,702,508

		28,460,009

Food & Staples Retailing – 0.4%
Pinnacle Foods, Inc. (a)	153,400	3,407,014

Gas Utilities – 1.9%
South Jersey Industries, Inc.	170,000	9,450,300
Southwest Gas Corp.	164,300	7,797,678

		17,247,978

Health Care Equipment & Supplies – 5.6%
CONMED Corp.	159,419	5,429,811
Hansen Medical, Inc. (a)(b)	1,594,052	3,204,044
Invacare Corp.	636,563	8,307,147
NuVasive, Inc. (a)	588,154	12,533,562
OraSure Technologies, Inc. (a)	1,731,404	9,349,582
Wright Medical Group, Inc. (a)(b)	552,028	13,143,787

		51,967,933

Health Care Providers & Services – 5.9%
Gentiva Health Services, Inc. (a)	796,806	8,621,441
Kindred Healthcare, Inc. (a)(b)	749,044	7,887,433
LCA-Vision, Inc. (a)(c)	1,496,716	5,028,966

See Notes to Financial Statements.

17	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Schedule of Investments (continued)	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Owens & Minor, Inc.	393,049	$12,797,675
Tenet Healthcare Corp. (a)	437,622	20,822,055

		55,157,570

Hotels, Restaurants & Leisure – 1.7%
Bravo Brio Restaurant Group, Inc. (a)	232,100	3,674,143
Papa John’s International, Inc. (a)(b)	124,989	7,726,820
Ruby Tuesday, Inc. (a)(b)	604,000	4,451,480

		15,852,443

Household Durables – 1.7%
KB Home	188,800	4,110,176
MDC Holdings, Inc.	79,739	2,922,434
SodaStream International Ltd. (a)	130,200	6,463,128
TRI Pointe Homes, Inc. (a)	125,500	2,528,825

		16,024,563

Insurance – 3.0%
Horace Mann Educators Corp.	359,800	7,501,830
National Financial Partners Corp. (a)	513,900	11,526,777
Selective Insurance Group, Inc.	378,400	9,085,384

		28,113,991

Internet Software & Services – 0.4%
WebMD Health Corp. (a)	169,800	4,129,536

Leisure Equipment & Products – 0.4%
LeapFrog Enterprises, Inc. (a)(b)	373,830	3,199,985

Life Sciences Tools & Services – 1.4%
Affymetrix, Inc. (a)(b)	2,519,418	11,891,653
Pacific Biosciences of California, Inc. (a)	536,300	1,335,387

		13,227,040

Machinery – 4.9%
AGCO Corp.	128,100	6,676,572
Altra Holdings, Inc.	418,497	11,391,488
Barnes Group, Inc.	119,900	3,468,707
Briggs & Stratton Corp.	159,900	3,965,520
CIRCOR International, Inc.	53,929	2,291,983
Crane Co.	58,700	3,278,982
Kennametal, Inc.	120,700	4,712,128
RBC Bearings, Inc. (a)	190,900	9,651,904

		45,437,284

Metals & Mining – 1.3%
Carpenter Technology Corp.	64,100	3,159,489
Haynes International, Inc.	125,600	6,945,680
Materion Corp.	66,986	1,909,101

		12,014,270

Multiline Retail – 0.6%
Fred’s, Inc., Class A	391,814	5,360,016

Multi-Utilities – 1.6%
NorthWestern Corp.	365,500	14,568,830

Oil, Gas & Consumable Fuels – 6.3%
Africa Oil Corp. (a)(b)	1,049,000	7,403,735
Bill Barrett Corp. (a)(b)	207,900	4,214,133
Carrizo Oil & Gas, Inc. (a)(b)	313,300	8,073,741
Gastar Exploration Ltd. (a)	1,446,043	2,545,036
Goodrich Petroleum Corp. (a)	120,900	1,892,085

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc. (a)(b)	328,824	$12,518,330
SM Energy Co.	227,900	13,496,238
Whiting Petroleum Corp. (a)	166,400	8,459,776

		58,603,074

Paper & Forest Products – 0.8%
Schweitzer-Mauduit International, Inc.	185,640	7,189,837

Professional Services – 0.9%
FTI Consulting, Inc. (a)(b)	28,464	1,071,954
Kforce, Inc.	456,900	7,479,453

		8,551,407

Real Estate Investment Trusts (REITs) – 7.7%
BioMed Realty Trust, Inc. (b)	353,300	7,631,280
CommonWealth REIT	318,685	7,151,291
Corporate Office Properties Trust (b)	191,300	5,103,884
DuPont Fabros Technology, Inc. (b)	453,551	11,007,683
Education Realty Trust, Inc.	642,769	6,768,358
Lexington Realty Trust (b)	237,355	2,800,789
Omega Healthcare Investors, Inc. (b)	158,906	4,824,386
Pennsylvania Real Estate Investment Trust (b)	315,249	6,112,678
Rouse Properties, Inc.	716,490	12,968,469
Ryman Hospitality Properties (b)	152,304	6,967,908

		71,336,726

Road & Rail – 1.1%
Marten Transport Ltd.	281,848	5,673,600
Vitran Corp., Inc. (a)	797,521	4,880,828

		10,554,428

Semiconductors & Semiconductor Equipment – 2.4%
DSP Group, Inc. (a)	802,037	6,472,439
Fairchild Semiconductor International, Inc. (a)	309,900	4,381,986
PMC-Sierra, Inc. (a)	1,003,000	6,810,370
Teradyne, Inc. (a)(b)	293,400	4,758,948

		22,423,743

Software – 3.0%
Bottomline Technologies, Inc. (a)(b)	237,297	6,765,337
Compuware Corp. (a)	444,900	5,561,250
PTC, Inc. (a)(b)	289,700	7,384,453
Take-Two Interactive Software, Inc. (a)	492,500	7,953,875

		27,664,915

Specialty Retail – 5.2%
Abercrombie & Fitch Co., Class A	99,009	4,574,216
Aeropostale, Inc. (a)(b)	234,680	3,191,648
Ascena Retail Group, Inc. (a)	213,130	3,953,561
Chico’s FAS, Inc.	250,500	4,208,400
The Children’s Place Retail Stores, Inc. (a)	75,200	3,370,464
Express, Inc. (a)	463,500	8,254,935
Genesco, Inc. (a)(b)	156,800	9,422,112
The Men’s Wearhouse, Inc.	16,787	561,022
OfficeMax, Inc.	255,400	2,965,194
Penske Automotive Group, Inc.	195,700	6,528,552
Tilly’s, Inc., Class A (a)	104,043	1,323,427

		48,353,531

Textiles, Apparel & Luxury Goods – 1.9%
G-III Apparel Group Ltd. (a)(b)	143,992	5,775,519

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	18

Schedule of Investments (continued)	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods (concluded)
The Jones Group, Inc.	510,816	$6,497,580
Perry Ellis International, Inc.	51,151	930,437
Wolverine World Wide, Inc.	100,100	4,441,437

		17,644,973

Thrifts & Mortgage Finance – 0.7%
Provident Financial Services, Inc.	437,565	6,681,618

Trading Companies & Distributors – 0.4%
Air Lease Corp. (b)	117,100	3,433,372

Wireless Telecommunication Services – 0.3%
Leap Wireless International, Inc. (a)	462,900	2,726,481

Total Common Stocks – 98.4%		914,930,943

Warrants (d)

Biotechnology – 0.0%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	220,500	244,755
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	202,350	175,033

Total Warrants – 0.0%		419,788

Total Long-Term Investments (Cost – $723,858,167) – 98.4%		915,350,731

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	23,663,723	$23,663,723

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$133,618	133,618,177

Total Short-Term Securities (Cost – $157,281,900) – 16.9%		157,281,900

Total Investments (Cost – $881,140,067*) – 115.3%		1,072,632,631
Liabilities in Excess of Other Assets – (15.3)%		(142,510,112)

Net Assets – 100.0%		$930,122,519

Notes to Schedule of Investments

*	As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$888,550,703

Gross unrealized appreciation	$221,222,447
Gross unrealized depreciation	(37,140,519)

Net unrealized appreciation	$184,081,928

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2012	Shares Purchased	Shares Sold	Shares Held at March 31, 2013	Value Held at March 31, 2013	Realized Gain
LCA-Vision, Inc.	701,800	799,116	4,200	1,496,716	$5,028,966	$4,700

(d)	Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Represents the current yield as of report date.
(f)	Investments in issuers considered to be an affiliate of the Master LLC during the year ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at March 31, 2012	Net Activity	Shares/Beneficial Interest Held at March 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	12,877,033	10,786,690	23,663,723	$ 32,035	$265
BlackRock Liquidity Series, LLC Money Market Series	$157,155,871	$(23,537,694)	$133,618,177	$815,478	–

(g)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

19	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Schedule of Investments (concluded)	Master Value Opportunities LLC

—	For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master LLC has the ability to access

—	Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$915,175,698	–	$175,033	$ 915,350,731
Short-Term Securities	23,663,723	$133,618,177	–	157,281,900

Total	$938,839,421	$133,618,177	$175,033	$1,072,632,631

[1]	See above Schedule of Investments for values in each industry excluding Level 3, Biotechnology, within the table.

Certain of the Master LLC’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$216	–	–	$216
Liabilities:
Collateral on securities loaned at value	–	$(133,618,177)	–	(133,618,177)

Total
	$216	$(133,618,177)	–	$(133,617,961)

There were no transfers between levels during the period ended March 31, 2013.

Certain of the Master LLC’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	20

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2013

Assets

Investments at value – unaffiliated (including securities loaned of $130,032,421) (cost – $723,858,167)	$915,350,731
Investments at value – affiliated (cost – $157,281,900)	157,281,900
Foreign currency at value (cost – $224)	216
Investments sold receivable	1,676,919
Dividends receivable – unaffiliated	695,307
Securities lending income receivable – affiliated	23,158
Dividends receivable – affiliated	2,154
Prepaid expenses	15,237

Total assets	1,075,045,622

Liabilities

Collateral on securities loaned at value	133,618,177
Investments purchased payable	8,381,734
Withdrawals payable to investors	2,406,548
Investment advisory fees payable	396,324
Directors’ fees payable	9,157
Other accrued expenses payable	111,163

Total liabilities	144,923,103

Net Assets	$930,122,519

Net Assets Consist of

Investors’ capital	$738,629,963
Net unrealized appreciation/depreciation	191,492,556

Net Assets	$930,122,519

See Notes to Financial Statements.

21	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2013

Investment Income

Dividends – unaffiliated	$10,772,615
Foreign taxes withheld	(12,775)
Securities lending – affiliated – net	815,478
Dividends – affiliated	32,035

Total income	11,607,353

Expenses

Investment advisory	4,286,811
Accounting services	172,314
Professional	111,162
Custodian	60,877
Directors	39,157
Printing	11,299
Miscellaneous	18,915

Total expenses	4,700,535
Less fees waived by Manager	(16,445)

Total expenses after fees waived	4,684,090

Net investment income	6,923,263

Realized and Unrealized Gain (Loss)

Net realized gain from:
Investments – unaffiliated	100,145,424
Investments – affiliated	4,700
Capital gain distributions received from affiliated investment companies	265
Foreign currency transactions	1,455

100,151,844

Net change in unrealized appreciation/depreciation on:
Investments	5,800,296
Foreign currency translations	(8)

5,800,288

Total realized and unrealized gain	105,952,132

Net Increase in Net Assets Resulting from Operations	$112,875,395

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	22

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2013	2012

Operations

Net investment income	$6,923,263	$6,567,413
Net realized gain	100,151,844	138,038,067
Net change in unrealized appreciation/depreciation	5,800,288	(147,040,478)

Net increase (decrease) in net assets resulting from operations	112,875,395	(2,434,998)

Capital Transactions

Proceeds from contributions	97,521,554	166,429,563
Value of withdrawals	(208,867,485)	(471,023,813)

Net decrease in net assets derived from capital transactions	(111,345,931)	(304,594,250)

Net Assets

Total increase (decrease) in net assets	1,529,464	(307,029,248)
Beginning of year	928,593,055	1,235,622,303

End of year	$930,122,519	$928,593,055

See Notes to Financial Statements.

23	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,

	2013	2012	2011	2010		2009

Total Investment Return

Total investment return	14.01%	1.17%	28.70%	68.13%	[1]	(43.58)%

Ratios to Average Net Assets

Total expenses	0.55%	0.54%	0.54%	0.55%		0.54%

Total expenses after fees waived[2]	0.55%	0.54%	0.54%	0.55%		0.54%

Net investment income	0.81%	0.62%	0.78%	1.14%		1.21%

Supplemental Data

Net assets, end of year (000)	$930,123	$928,593	$1,235,622	$1,056,751		$770,616

Portfolio turnover	51%	45%	52%	79%		147%

[1]	Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total investment return. Not including these proceeds, the total investment return would have been 67.83%.
[2]	Includes allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	24

Notes to Financial Statements	Master Value Opportunities LLC

    1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Master LLC’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between

25	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (continued)	Master Value Opportunities LLC

the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets .

Foreign Currency: The Master LLC’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master LLC’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretative positions of the Securities and Exchange Commission (“SEC”) require that the Master LLC either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Master LLC will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master LLC has a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master LLC benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	26

Notes to Financial Statements (continued)	Master Value Opportunities LLC

each of the four years ended March 31, 2013. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master LLC’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

The Master LLC may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master LLC and each of its respective counterparties. An ISDA Master Agreement allows the Master LLC to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master LLC from its counterparties are not fully collateralized, contractually or otherwise, the Master LLC bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master LLC manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master LLC’s net assets decline by a stated percentage or the Master LLC fails to meet the terms of its ISDA Master Agreements, which would cause the Master LLC to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Master LLC enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the currencies in which some of the investments held by the Master LLC are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended March 31, 2013

Net Realized Loss From

Foreign Currency Exchange Contracts

Foreign currency transactions	$(36,110)

27	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (continued)	Master Value Opportunities LLC

For the year ended March 31, 2013, the actual quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1
Average US dollar amounts purchased	$331,246

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the year ended March 31, 2013, the amount waived was $16,445.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended March 31, 2013, the Master LLC reimbursed the Manager $9,283 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master LLC retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Master LLC benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Master LLC is shown as securities lending —affiliated – net in the Statement of Operations. For the year ended March 31, 2013, BIM received $453,176 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2013, were $428,570,331 and $537,083,732, respectively.

5. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2012. The Master LLC did not borrow under the credit agreement during the year ended March 31, 2013.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	28

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of March 31, 2013, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Master LLC became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Master LLC can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

29	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investor and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Value Opportunities LLC (the “Master LLC”) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2013, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2013

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	30

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.

				28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.

				28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.

				28 RICs consisting of 84 Portfolios	None

31	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]    Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/ Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 281 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				28 RICs consisting of 84 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				155 RICs consisting of 281 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death,or until December 31 of the year in which they turn 72.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	32

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian The Bank of New York Mellon New York, NY 10286	Transfer Agent BNY Mellon Investment Servicing (US), Inc. Wilmington, DE 19809

Accounting Agent BNY Mellon Investment Servicing (US), Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

33	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013	34

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

35	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio		BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund		BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock China Fund	BlackRock Health Sciences Opportunities Portfolio		BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund		BlackRock Russell 1000 Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund		BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund		Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund		BlackRock World Gold Fund
Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Short-Term Treasury Fund
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Strategic Income
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock U.S. Government Bond Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio		BlackRock U.S. Mortgage Portfolio
BlackRock GNMA Portfolio	BlackRock Short Obligations Fund		BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund
Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2013	36

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Go paperless. . .

It's Fast, Convenient, and Timely!

To sign up today, go to www.blackrock.com/edelivery.

VO-3/13-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$7,363	$7,100	$0	$0	$12,850	$12,350	$0	$0
Master Value Opportunities LLC	$36,763	$36,500	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

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2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$12,850	$12,350
Master Value Opportunities LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to

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paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2013

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